EXHIBIT 32.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of St. Joseph, Inc. (the "Company") on Form 10-QSB for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kenneth L. Johnson, as Treasurer and Principal Accounting Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o
            (d)); and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  January 4, 2005                          /s/ Kenneth L. Johnson
                                                --------------------------------
                                                Name:  Kenneth L. Johnson
                                                Title: Treasurer and Principal
                                                       Financial Officer